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                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No.33-66516, No. 33-54741and No. 333-00903) and in the Registration Statement on Form S-8 (No. 33-67834) of Western Gas Resources, Inc. of our report dated February 23, 1996 appearing on page 27 of this Form 10-K.



PRICE WATERHOUSE LLP

Denver, Colorado
March 22, 1996

                                                                    Exhibit 23.1